AMERICAN BEACON MILEAGE FUNDS

                       SUPPLEMENT DATED MAY 1, 2007 TO THE
                PLATINUM CLASS PROSPECTUS DATED MARCH 1, 2007 AND
                  MILEAGE CLASS PROSPECTUS DATED MARCH 1, 2007

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     Effective  as of May 1, 2007,  the Board of Trustees  (the  "Board") of the
American Beacon Mileage Funds (the "Trust") approved the liquidation and termination of the following Funds or class of a Fund:

     1.   American Beacon Municipal Money Market Mileage Fund.
     2.   Platinum Class of the American Beacon Money Market Mileage Fund.
     3.   American Beacon U.S. Government Money Market Mileage Fund.

     In reaching its decision, the Board determined that the continuation of the Funds and Class listed above was not in the best interests of the Trust, applicable Fund, Class or their respective shareholders primarily due to the expected redemption of a substantial number of assets by a large shareholder and resulting higher expenses. Accordingly, the Funds and Class will be liquidated and terminated on May 31, 2007.

     In anticipation of this termination, the Funds and Class will no longer offer shares to new investors beginning on May 1, 2007. Existing shareholders will receive a separate notice regarding transferring their investments to other funds.